Prepayments And Other Receivables - Summary of Prepayments And Other Receivables (Detail) ¥ in Thousands, $ in Thousands	Jun. 30, 2020 CNY (¥)	Jun. 30, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Prepaid Expense, Current [Abstract]
—Prepayments to CRO vendors	¥ 82,742	$ 11,711	¥ 78,740	$ 11,145	¥ 71,894
—Prepayments for other services	1,153	163	880	125	3,160
Receivables due from employees (Note)			16,201	2,293
Value-added tax recoverable	15,856	2,244	12,517	1,772	4,235
Rental deposits	1,478	209	546	77	1,012
Interest receivables	2,987	423	764	108	1,502
Others	26,914	3,810	26,388	3,735	7,169
Total	¥ 131,130	$ 18,560	¥ 136,036	$ 19,255	¥ 88,972